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                               GENERAL ASSIGNMENT

     THIS ASSIGNMENT, made this 3rd day of January, 1997, 5:00 p.m. Pacific Standard Time, between Country Wide Truck Service, Inc. of 325 North Cota Street, Corona, CA 91720 hereinafter referred to as ASSIGNOR, to The C.F. Boham Company, Inc., dba: The Hamer Group of Los Angeles, California, hereinafter referred to as ASSIGNEE.

     WITNESSETH:    That whereas the said Assignor is indebted to diverse
persons, and is desirous of providing for the payment of same, so far as is in his power, by an assignment of all his property for that purpose:

     NOW, THEREFORE, the undersigned Country Wide Truck Service, Inc. 325 North Cota Street, Corona, CA 91720 as Assignor, for a valuable consideration, receipt of which is hereby acknowledged, does hereby make the following General Assignment for the benefit of Assignor's creditors to the Hamer Group, as Assignee, of Los Angeles, California, under the following terms and conditions:

     1. Assignor does hereby grant, bargain, sell, assign, and transfer to Assignee, his successors and assigns, in trust for the ultimate benefit of Assignor's creditors generally, all of the property and assets of the Assignor of every kind and nature and whatsoever situated, whether in possession, reversion, remainder, or expectancy, both real and personal, and any interest or equity therein not exempt from execution; included therein are all merchandise, furniture, fixtures, machinery, equipment, raw materials, merchandise in process, book accounts, books, accounts receivable, cash on hand, all choses in action (personal or otherwise), insurance policies, and all other property of every kind and nature owned by the Assignor, and without limiting the generality of the foregoing, including all of the assets pertaining to that certain irregular route trucking company business known as Country Wide Truck Service, Inc. located at 325 North Cota Street City of Corona, County of Riverside,
State of California.

     2. This Assignment constitutes a grant deed to all real property owned by Assignor, whether or not said real property is specifically described herein. Certain of said real property is more specifically described in Exhibit "A", attached hereto and made a part hereof by reference, as though set forth
verbatim. (Exhibit "A" attached; Yes       No XX).
                                    ----    ----

     3. Assignor agrees to deliver to Assignee all books of account and records, to execute and deliver all additional necessary documents immediately upon request by Assignee, and to endorse all indicias of ownership where required by Assignee, in order to complete the transfer of all assets to Assignee as intended by this Assignment including, but not limited to, all of Assignor's real and personal property and/or Assignor's interest therein, including mortgages, deeds of trust, motor vehicles and patent rights. Assignee is hereby authorized to execute all endorsements and demands requiring Assignor's signature, in the name of Assignor. Assignor further authorizes Assignee to apply for any deposits, refunds (including specifically, among all others, claims for refund of taxes paid) or claims wherever necessary, in the name of Assignor. Assignee is authorized to direct all Assignor's United States mail to be delivered to Assignee, and Assignee is expressly authorized and directed to open said mail as agent of Assignor; and to do any thing or act which the Assignee in his sole and arbitrary discretion deems necessary or advisable to effectuate the purposes of this assignment.

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     4.   In the event the Assignor is engaged in the sale of alcoholic beverages, this assignment does not include transfer of any alcoholic beverages, but the Assignor hereby appoints the Assignee as his agent for the sole purpose of filing an application for a permit for the sale of the alcoholic beverages in the said place of business and/or sale of said alcoholic beverages licenses (said Assignee being vested with absolute discretion in regard thereto, and assuming no liability by reason thereof), and Assignor hereby assigns to Assignee all of the proceeds of such sale for the benefit of his creditors generally in accordance with the terms of this assignment.

     5.   Assignor and Assignee agree to the following:

               (a) This instrument transfers legal title and possession to Assignee of all of said hereinabove described assets, and, Assignee, in his own discretion, may determine whether to continue all, or part, of the business operations, or to liquidate said assets; if Assignee deems it advisable he may operate the business.

               (b) Assignee, at his discretion, may sell and dispose of said assets upon such terms and conditions as he may see fit, at public or private sale, provided, however, that Assignee shall use its best efforts to maximize the proceeds from the sale and disposition of said assets; Assignee shall not be personally liable in any manner, and Assignee's obligations shall be in a representative capacity, only, as an Assignee for the general benefit of Assignor's creditors. Said Assignee shall administer this estate to the best of his ability but it is expressly understood that he, his agents, servants or employees shall be liable only for reasonable care and diligence in said administration, and he shall not be liable for any act or thing done by him, his agents, servants, or employees in good faith in connection herewith.

               (c) From the proceeds of sale, collections, operations or other sources, Assignee shall pay himself and retain as Assignee all of his charges and expenses, together with his own reasonable remuneration and fee, which remuneration and fee in the event that a sale is made to a third party(s) asset as a whole, shall be six percent (6%) of the first two hundred fifty thousand dollars ($250,000.00), five percent (5%) of the second two hundred fifty thousand dollars ($250,000.00) and four percent (4%) of all income thereafter. In the event that the assets are sold "piece meal" or at auction sale, the Assignees fee shall be six percent (6%) of the aggregate recovered by the Assignee from sales, collections, operations or other sources. Assignee may also pay from said proceeds remuneration to his agents and the reasonable fees of his attorney, and may pay a reasonable fee to Assignor's attorney. Assignee may also pay from said proceeds the costs and expenses incurred by any creditor who may have levied an attachment or other lien or any assets of the Assignor. All of the aforementioned amounts are to be determined at Assignee's sole but reasonable discretion and judgment.

               (d) Assignee may compromise claims, complete or reject Assignor's executory contracts, discharge at his option any liens on said assets and any indebtedness which under law is entitled to priority of payment; Assignee shall have the power to borrow money, hypothecate and pledge the assets, and to do all matters and things that said Assignor could have done prior to this Assignment. Any act or thing done by Assignee hereunder shall bind the assignment estate and the Assignee only in his capacity as Assignee for the benefit of creditors. Assignee shall have the right to sue as the successor of the Assignor, or Assignee is hereby given the right and power to institute and prosecute legal


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proceedings in the name of the Assignor, the same as if the Assignor had himself instituted and prosecuted such proceedings or actions; Assignee is hereby authorized and has the right to defend all actions instituted against the Assignor, and to appear on behalf of the Assignor in all proceedings (legal or otherwise) in which Assignor is a party. Assignor does hereby appoint Assignee as the Assignor's attorney in fact with full power to act for and in the place of the Assignor in such actions or proceedings or in any other matters; including the right to verify all pleadings or other documents on behalf of Assignor.

               (e) Assignor agrees (that provided any such claim may, by operation of law be not assignable), to make any and all claims for refund of taxes which may be due from the Director of Internal Revenue for tax refunds, or otherwise, and to forthwith upon receipt of any such refunds pay them over to Assignee, and hereby empowers Assignee, as attorney in fact of Assignor, to make all claims for refunds which may be made by an attorney in fact.

               (f) After paying all costs and expenses of administration and all fees and all allowed priority claims, Assignee shall distribute to all unsecured creditors, pro rata, the remaining net proceeds of this assignment estate; and said payments to be made until all assets are exhausted, or these creditors are paid, or settled, in full; thereafter, the surplus of monies and property, if any, to be transferred and conveyed to Assignor. If any undistributed dividends to creditors or any reserve or other funds not to exceed $3,500.00 in the aggregate shall remain unclaimed for a period of one year after issuance of dividend checks by the Assignee, then the same shall become the property of Assignee and used to supplement his fees for services rendered for administering this Assignment.

               (g) It is agreed and understood that this transaction is a common law assignment for the benefit of Assignor's creditors.

               (h) The Assignor understands that pursuant to CCP 1802(c) the Assignor shall provide the Assignee at the time of making of the assignment a list of creditors, equityholders, and any other parties in interest, which shall include the names, addresses, cities, states, and ZIP Codes for each person together with an amount of the person's anticipated claim in the assignment proceedings. The schedule (Exhibit A) is to be signed under penalty of perjury by the Assignor's representative.

               (i) The Assignor will provide a list of all accounts receivable along with complete name, address, Zip Codes and full amount owed along with all pertinent copies of invoices, shipping records and proof of delivery. The schedule (Exhibit B) is to be signed under penalty of perjury by the Assignor's representative.


ACCEPTED THIS 3rd day
January , 1997

                                        /s/ Tony Avilez
-------------------------------         ------------------------------------
The Hamer Group, Assignee               By:     Tony Avilez,
5:00 p.m. Pacific Standard Time             President
                                            Country Wide Truck
                                            Service, Inc.

                                        By:



                                        -------------------------------------
                                        Attorney for Assignor

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